Exhibit 10.27

AMENDMENT NO. 3

AMENDMENT NO. 3, dated as of December 14, 2007, among EMPIRE RESOURCES, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the “Company”); each of the lenders that is a signatory hereto (individually, a “Bank” and, collectively, the “Banks”); and JPMORGAN CHASE BANK, N.A., as agent for the Banks (in such capacity, together with its successors in such capacity, the “Agent”).

The Company, the Banks and the Agent are parties to an Amended and Restated Credit Agreement, dated as of June 13, 2006 (as heretofore modified and supplemented and in effect on the date hereof, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit to be made by said Banks to the Company.  The Company, the Banks and the Agent now wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

Section 1.  Definitions.  Except as otherwise defined in this Amendment No. 3, terms defined in the Credit Agreement are used herein as defined therein.

Section 2.  Amendments.  Subject to the occurrence of the Amendment Effective Date and effective on such date, the Credit Agreement shall be amended as follows:

2.01.  New Definitions.  Section 1.01 of the Credit Agreement (Definitions) shall be amended by inserting the following definition in the appropriate alphabetical sequence:

“Amendment No. 3” shall mean Amendment No. 3 to this Credit Agreement, dated as of December 14, 2007 among the Company, the Banks party thereto and the Agent.

2.02.  Imbali Matters.  Section 8.18 shall be amended in its entirety to read as follows:

“8.18  Imbali Matters.

(a)           By no later than February 1, 2008, the Company shall have granted to the Agent for the benefit of the Banks a first priority perfected Lien on 65% of the equity interests in Imbali Metals Bvba, pursuant to documentation in form and substance satisfactory to the Agent.

(b)           The Company shall,

(x)           by no later than July 6, 2007, cause Imbali Metals Bvba to purchase for cash at least $4,000,000 of inventory then held by it on consignment for the Company (and upon such purchase the Agent’s Lien on such inventory so purchased shall terminate), and

(y)           by no later than April 30, 2008, cause Imbali Metals Bvba to purchase for cash all inventory in excess of €2,000,000 then held by it on consignment for the Company (and upon such purchase the Agent’s Lien on such inventory so purchased shall terminate).

(c)           The Company shall, promptly after entering into the same, furnish to the Agent copies of each document or instrument governing or evidencing the Imbali Facility, the Imbali Guarantee or any collateral security therefor.”

Section 3.  Representations and Warranties.  The Company represents and warrants to the Banks as of the Amendment Effective Date that (x) the representations and warranties set forth in Section 7 of the Credit Agreement and in Article III of the Amended and Restated Security Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 7 to “this Agreement” included reference to this Amendment No. 3 except (i) changes resulting from transactions contemplated by or permitted by the Credit Agreement, and (ii) those applicable to a specific date or period and (y) no Default has occurred and is continuing.

Section 4.  Conditions Precedent.  As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of December 14, 2007 (the “Amendment Effective Date”), upon the satisfaction of the following conditions:

(a)           the execution of this Amendment No. 3 by the Company, the Required Banks and the Agent, and

(b)           the delivery by the Company of board of director resolutions approving this Amendment No. 3 and the transactions contemplated herein, in form and substance satisfactory to the Agent.

           Section 5.  Miscellaneous.  Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect.  This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart.  This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered as of the day and year first above written.

EMPIRE RESOURCES, INC.

By: /s/ Sandra R. Kahn

Sandra R. Kahn

Vice President

BANKS

JPMORGAN CHASE BANK, N.A.

By /s/ Camille B. LeFevre

Camille B. LeFevre

Vice President

Lending Office for all Loans:

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, New York 10017

Address for Notices:

JPMorgan Chase Bank, N.A.

1166 Avenue of the Americas, 21st Floor

New York, New York 10036

Attention: Camille B. LeFevre

Facsimile No.: (212) 899-2911

Telephone No.: (212) 899-1382

Email: camille.lefevre@jpmchase.com

BANKS

                                                      BROWN BROTHERS HARRIMAN & CO.

By_________________________

     Name:  Michael L. Vellucci

     Title:  Vice President

Lending Office for all Loans:
140 Broadway
New York, NY 10005

Address for Notices:
140 Broadway
New York, NY 10005

Attention: Michael Vellucci

Facsimile No.: 212-493-8998

Telephone No.: 212-493-8538

Email: michael.vellucci@bbh.com

BANKS

                                                      CITICORP USA, INC.

By /s/ Keith Pallman

     Name:  Keith Pallmann

     Title:  Vice President

Lending Office for all Loans:
Global Wealth Management
666 5th Avenue – 7th Floor
New York, New York 10103

Address for Notices:
Global Wealth Management
666 5th Avenue – 7th Floor
New York, New York 10103

Attention: Keith Pallmann

Facsimile No.: 212-793-4813

Telephone No.: 212-559-0804

Email: keith.pallmann@citi.com

BANKS

                                                      COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK
INTERNATIONAL”, NEW YORK BRANCH

By /s/ Eva Rushkevich

     Name:  Eva Rushkevich

     Title:  Executive Director

By /s/ Andrew Sherman

     Name:  Andrew Sherman

     Title:  Executive Director

Lending Office for all Loans:
245 Park Avenue
New York, New York 10167

Address for Notices:
245 Park Avenue
New York, New York 10167

Attention: Eva Rushkevich

Facsimile No.: 212-916-3731

Telephone No.: 212-916-3711

Email: eva.rushkevich@rabobank.com

BANKS

                                                      FORTIS CAPITAL CORP.

By /s/ Kimberly Oates

     Name:  Kimberly Oates

     Title:  Director

By /s/ Michiel V.M. van Der Voort

     Name: Michiel V. M. van Der Voort

     Title:  Managing Director

Lending Office for all Loans:
520 Madison Avenue
New York, New York 10022

Address for Notices:
520 Madison Avenue
New York, New York 10022

Attention: Kimberly Oates

Facsimile No.: 212-340-5340

Telephone No.: 212-340-5349

Email: kimberly.oates@us.fortis.com

JPMORGAN CHASE BANK, N.A., as Agent and as the Swing Line Bank

By /s/ Camille B. LeFevre

Camille B. LeFevre

Vice President

Address for Notices:

JPMorgan Chase Bank, N.A.

1166 Avenue of the Americas, 21st Floor

New York, New York 10036

Attention: Camille B. LeFevre

Facsimile No.: (212) 899-2911

Telephone No.: (212) 899-1382

Email: camille.lefevre@jpmchase.com